SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report - May 17, 2000

                     FIRST NATIONAL COMMUNITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)






         Pennsylvania                  1-                  23-2900790
  ---------------------------     ----------------       ---------------------
  State or other jurisdiction     (Commission File         (IRS Employer
         of incorporation)             Number)           Identification Number)



       102 East Drinker Street
       Dunmore, Pennsylvania                                  18512
---------------------------------------                    -----------
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number including area code:        (570) 346-7667
                                                          --------------


                                       N/A
          (Former name or former address, if changed since last report)







                     Page 1 of 9 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 4

Item 1.  Changes in Control of Registrant.

                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.  Bankruptcy or Receivership.

                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.  Other Events.

                  On May 17, 2000 at the Annual Meeting of Shareholders of First National Community Bancorp, Inc., the shareholders voted to increase the aggregate number of shares that the Registrant shall have authority to issue to twenty million (20,000,000) shares of Common Stock having a par value of One Dollar and Twenty-five Cents ($1.25) per share. The Registrant hereby files (attached as Exhibit 99.1) Amended and Restated Articles of Incorporation concerning the same and to reflect the Board of Directors' action to restate the operative provisions of the Registrant's Articles of Incorporation.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits:

                       99.1 Amended and Restated Articles of Incorporation of the Registrant.

Item 8.     Change in Fiscal Year.

                  Not Applicable.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FIRST NATIONAL COMMUNITY BANCORP, INC.
                                  (Registrant)


Dated:   May 17, 2000             /s/ J. David Lombardi
                                  ----------------------------
                                  J. David Lombardi, President and
                                        Chief Executive Officer

                                  EXHIBIT INDEX


                                                                Page Number
                                                                in Manually
Exhibit                                                       Signed Original
                                                              ---------------

         99.1   Amended and Restated Articles of
                Incorporation of the Registrant                       6

                                  EXHIBIT 99.1

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                OF THE REGISTRANT

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                     FIRST NATIONAL COMMUNITY BANCORP, INC.


         In compliance with the requirements of 15 Pa.C.S. ss.1306 (relating to Articles of Incorporation), the undersigned, desiring to incorporate a business corporation for profit, hereby state(s) that:


          1.   The name of the Corporation is First National  Community Bancorp,
               Inc.


          2. The address, including street and number, of this Corporation's initial registered office in this Commonwealth is 102 East Drinker Street, Dunmore, Pennsylvania 18512-2491, Lackawanna County.


          3. The Corporation is incorporated under the provisions of the Pennsylvania Business Corporation Law of 1988, as amended. (15 Pa. C.S.ss.ss.1101 et seq.)


          4. The purpose or purposes of the Corporation are to have unlimited power to engage in and to do any lawful act concerning any or all business for which corporations may be incorporated under the provisions of the Pennsylvania Business Corportion Law of 1988, as amended.


          5. The aggregate number of shares that the Corporation shall have authority to issue is twenty million (20,000,000) shares of Common Stock having a par value of One Dollar and Twenty-five Cents ($1.25) per share.


          6. The name and address, including street and number, if any, of each of the Incorporators, and the number and class of shares subscribed to by each Incorporator is:

               Name                    Address       Number and Class of Shares

               Louis A. DeNaples   400 Mill Street      One Share of Common
                                   Dunmore, PA 18512    Stock

               J. David Lombardi   P.O. Box 629         One Share of Common
                                   Dunmore, PA 18512    Stock

          7. No merger, consolidation, liquidation or dissolution of the Corporation, nor any action that would result in the sale or other disposition of all or substantially all of the assets of the Corporation shall be valid unless first approved by the affirmative vote of:


          (a) the holders of at least seventy-five percent (75%) of the outstanding shares of Common Stock of the Corporation; or


          (b) the holders of at least fifty-one percent (51%) of the outstanding shares of Common Stock of the Corporation, provided that such transaction has received the prior approval of at least a majority of the Board of Directors.


          8. Cumulative voting rights shall not exist with respect to the election of Directors.


          9. (a) The Board of Directors may, if it deems advisable, oppose a tender or other offer for the Corporation's securities, whether the offer is in cash or in the securities of a corporation or otherwise. When considering whether to oppose an offer, the Board of Directors may, but is not legally obligated to, consider any relevant, germane or pertinent issue; by way of illustration, but not to be considered any limitation on the power of the Board of Directors to oppose a tender or other offer for this Corporation's securities, the Board of Directors may, but shall not be legally obligated to, consider any or all of the following:

          (i)  Whether the offer price is acceptable based on the historical and
               present   operating   results  or  financial   condition  of  the
               Corporation;


          (ii)Whether a more favorable price could be obtained for this Corporation's securities in the future;

          (iii)The social and economic effects of the offer or transaction on this Corporation and any of its subsidiaries, employees, depositors, loan and other customers, creditors, shareholders and other elements of the communities in which this Corporation and any of its subsidiaries operate or are located;

          (iv) The reputation and business practice of the offeror and its management and affiliates as they would affect the shareholders, employees, depositors and customers of the Corporation and its subsidiaries and the future value of the Corporation's stock;

          (v) The value of the securities (if any) which the offeror is offering in exchange for the Corporation's securities, based on an analysis of the worth of the corporation or other entity whose securities are being offered;

          (vi) The business and financial conditions and earnings prospects of the offeror, including, but not limited to, debt service and other existing or likely financial obligations of the offeror, and the possible affect of such conditions upon this Corporation and any of its subsidiaries and the other elements of the communities in which this Corporation and any of its subsidiaries operate or are located;

          (vii)Any antitrust or other legal and regulatory issues that are raised by the offer.


          (b) If the Board of Directors determines that an offer should be rejected, it may take any lawful action to accomplish its purpose including, but not limited to, any or all of the following: advising shareholders not to accept the offer; litigation against the offeror; filing complaints with all governmental and regulatory authorities; acquiring the offeror corporation's securities; selling or otherwise issuing authorized but unissued securities or treasury stock or granting options with respect thereto; acquiring a company to create an antitrust or other regulatory problem for the offeror; and obtaining a more favorable offer from another individual or entity.


          10. A majority of the Board of Directors of this Corporation, or the Chairman of the Board, or the President of the Corporation, or the Executive Committee may call a special meeting of shareholders at any time.


          11. Articles 7, 8, 9, 10 and 11 shall not be amended unless first approved by the affirmative vote of the holders of at least seventy-five (75%) of the outstanding shares of Common Stock of the Corporation.

         IN TESTIMONY WHEREOF, the undersigned officers have signed these Amended and Restated Articles of Incorporation this 17th day of May, 2000.



Corporate Seal                           FIRST NATIONAL COMMUNITY BANCORP, INC.





 /s/ Michael G. Cestone                       /s/ J. David Lombardi
----------------------------                 ---------------------------
Michael G. Cestone, Acting Secretary         J. David Lombardi, President





























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